COMTELCO INTERNATIONAL INC.

                             SUBSCRIPTION AGREEMENT

            THIS AGREEMENT is made as of February 28, 1997, by and between ComTelco International Inc., a Delaware corporation (the "Company"), having an address c/o Walter M. Epstein, Esq., 30 Rockefeller Plaza, 29th Floor, New York, New York, and the subscriber signatory hereto (the "Subscriber").

      1. Subscription. The Subscriber agrees with the Company to subscribe for and agrees to purchase and pay for 2,000,000 shares (the "Shares") of the Company's Common Stock, par value $.00001 per share (the "Common Stock"), for an aggregate purchase price of $4,000,000 consisting of $[20.00] in cash and a secured promissory note in the amount of $3,999,980 (the "Note"). This subscription is submitted to the Company in accordance with and subject to the terms and conditions described in this Subscription Agreement.

            The Subscriber acknowledges that this subscription for the Shares is subject to acceptance by the Company. The Subscriber acknowledges that the Company reserves the right to accept or reject any subscriptions in whole or in part. Subject to the terms hereof, this subscription will become effective upon its acceptance by the Company.

            The check of the Subscriber payable to the Company in the amount of $20.00 and the Note manually executed by the Subscriber accompanies the delivery of this Subscription Agreement.

            In the event this subscription is not accepted by the Company, any consideration tendered will be promptly refunded in full without interest.

            2. Representations of the Subscriber. The Subscriber hereby represents and warrants to the Company that:

      (a) the subscription hereunder is being made by the Subscriber as principal for the Subscriber's own account and not for the benefit of any other person;

      (b) the Subscriber is a resident of the jurisdiction set out on the signature page hereof;

      (c) this agreement constitutes a legal, valid, binding and enforceable obligation of the Subscriber;

      (d) the Subscriber will not make any offers to sell the Shares or sell any of the Shares except in accordance with the terms of this Subscription Agreement;

      (e) the Subscriber has such knowledge, sophistication and experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Shares, and at the present time, it could afford a complete loss of such investment;

      (f) the Subscriber acknowledges that the Company and counsel for the Company will rely upon the accuracy and truth of the Subscriber's representations in Sections 2 and 3 hereof and the Subscriber hereby consents to such reliance;
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                                                                               2


      (g) the Subscriber has access to the same kind of information which would be available in registration statements filed by the Company under the Securities Act;

      (h) neither the United States ("U.S.") Securities and Exchange Commission (the "SEC") nor any state securities commission has approved any of the Shares offered or passed upon or endorsed the merits of the offering;

      (i) the Subscriber acknowledges that all documents, records, and books pertaining to the investment in the Shares have been made available for inspection by him, his attorney, accountant, purchaser representative or tax advisor (collectively, the "Advisors");

      (j) the Subscriber and the Advisors have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Shares and all such questions have been answered to the full satisfaction of the Subscriber and his Advisors;

      (k) in evaluating the suitability of an investment in the Company, the Subscriber has not relied upon any representation or other information (oral or written) other than as contained in documents or answers to questions so furnished to the Subscriber or his Advisors by the Company;

      (l) the Subscriber is unaware of, and in no way relying on, any form of general solicitation or general advertising in connection with the offer and sale of the Shares;

      (m) the Subscriber has such knowledge and experience in financial, tax, and business matters so as to enable him to utilize the information made available to him in connection with the offering of the Shares to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto;

      (n) the Subscriber is not relying on the Company respecting the tax and other economic considerations of an investment in the Shares, and the Subscriber has relied on the advice of, or has consulted with, only his own Advisors;

      (o) the Subscriber is acquiring the Shares solely for his own account for investment and not with a view to distribution, other than in accordance with the terms hereof;

      (p) the Subscriber must bear the economic risk of the investment indefinitely because none of the Shares may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Act and applicable state securities laws or an exemption from registration is available;

      (q) the Subscriber has adequate means of providing for its current needs and foreseeable contingencies and has no need for its investment in the Shares to be liquid;

      (r) the Subscriber has completed accurately the Subscriber Questionnaire attached hereto as Exhibit A and meets the requirements of at least one of the suitability standards for an "accredited investor;" and

      (s) the Subscriber: (i) if a natural person represents that the Subscriber has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and
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                                                                               3


            thereof; (ii) if a corporation, partnership, association, joint stock company, trust, unincor porated organization or other entity represents that such entity was not formed for the specific purpose of acquiring the Shares, such entity is validly existing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof, this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; and (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or other entity for whom the Subscriber is executing this Subscription Agreement, and such individual, ward, partnership, trust, estate, corporation, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity; and

      3. Acknowledgments; representations and covenants of the Subscriber with respect to U.S. securities laws; securities transfers.

      (a)   The Subscriber understands that the Shares have not been registered
            (i) under the U.S. Securities Act of 1933, as amended (the "Securities Act") with the SEC in reliance upon the exemption from such registration requirements afforded by Regulation S under the Securities Act, governing the offer and sale of securities that occur outside the U.S., or (ii) with any state securities commission. The Subscriber understands that the Shares may not be offered, sold, transferred or otherwise disposed of in the U.S., its territories or possessions, or to persons known to be residents of the U.S. or to a "U.S. person" within the meaning of Regulation S under the Securities Act ("U.S. Person"; see the definition of U.S. Person annexed hereto as Exhibit B) until the earlier to occur of the effectiveness of a registration statement registering the Shares under the Securities Act or the expiration of the restricted period (as defined by Regulation S under the Securities Act) and thereafter only if the Shares are registered under the Securities Act or an exemption from the registration requirements under the Securities Act is available.

      (b) The Subscriber hereby represents and warrants that the Subscriber is not a resident of the U.S. and is not otherwise deemed to be a U.S. Person.

      (c) The Subscriber agrees that if it should resell or transfer the Shares it will do so only (a) outside the United States in compliance with Rule 904 under the Securities Act, (b) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available) or other applicable exemption under the Securities Act and state securities laws; (c) in a transaction that does not require registration under the Securities Act or any applicable state laws, or (d) pursuant to a registration statement that has been declared effective under the Securities Act.

      (d) The Subscriber agrees that it will give each person to whom it transfers the Shares notice of any restrictions on transfer of such Shares, if then applicable. If a transfer of Shares is proposed to be made, the holder (or beneficial holder, as the case may be) will be required to furnish to the Company or the Company's transfer agent, such certifications, legal opinions, or other information as may reasonably be requested to confirm that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

      (e) Each certificate representing the Shares will bear the following legend (unless such Shares have been transferred pursuant to a registration statement that has been declared effective under the Securities Act):

            THE COMMON STOCK EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON EXCEPT AS SET FORTH IN THE FOLLOWING SEN TENCE. THE HOLDER HEREOF AGREES THAT: (1) IT WILL NOT RESELL OR OTHERWISE TRANSFER THE COMMON STOCK EVIDENCED HEREBY EXCEPT (A) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR OTHER THEN APPLICABLE EXEMPTION UNDER THE SECURITIES ACT AND STATE SECURITIES LAWS, (C) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE LAWS, OR (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER);
            (2) PRIOR TO ANY SUCH TRANSFER (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 1(D) ABOVE), IT WILL FURNISH TO THE COMPANY OR THE TRANSFER AGENT FOR THE COMMON STOCK SUCH CERTIFICATIONS, LEGAL OPINIONS, OR OTHER INFORMATION AS THE COMPANY OR SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR STATE SECURITIES LAWS; AND (3) IT WILL DELIVER TO EACH PERSON TO WHOM THE COMMON STOCK EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 1(D) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

      (f) The Subscriber understands and agrees that any disposition of the Shares in violation of this Agreement shall be null and void, and that no transfer of the Shares likely will be made by the Company or the Company's transfer agent upon the Company's stock transfer books unless there has been compliance with the terms of this Agreement. The Subscriber also understands and agrees that the Company likely will issue stop transfer instructions to the Company's transfer agent instructing such transfer agent not to transfer the certificate(s) evidencing the Shares to U.S. Persons, and that any such stop transfer instructions will only be removed to permit transfers made in compliance with the terms of this Agreement.

      (g) The Subscriber (i) acknowledges that the Shares have not been registered under the Securities Act and that the Company has no obligation to so register any of the Shares, (ii) represents and warrants that the Subscriber is acquiring beneficial ownership of the Shares for the Subscriber's own account and not for the account or benefit of a U.S. Person or other person, and (iii) agrees that the Subscriber will not transfer or otherwise dispose of any of the Shares unless such transfer or other disposition is registered under the Securities Act or is in accordance with Regulation S under the Securities Act or otherwise is exempt from registration under the Securities Act.

      4. Covenants. The Subscriber acknowledges that in making its decision to subscribe for the Shares, it has not relied upon the advice of any adviser to the Company or of any other third party.

      5. Further Assurances. Each of the parties hereto agrees to execute and deliver such documents, make such filings and do all such things as are required by, and to comply with the provisions of the Securities Act, any other applicable securities legislation and any orders, policies, rules or regulations of the SEC, the National Association of Securities Dealers, Inc. or other relevant regulatory authorities concerning the issuance by the Company and the purchase, holding and resale by the Subscriber of the Shares.

      6. Modification. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

      7. Assignability. This Subscription Agreement and the rights and obligations hereunder are not transferable or assignable by the Subscriber.

      8. Blue Sky Qualification. The Subscriber's right to purchase Shares under this Subscription Agreement are expressly conditioned upon the exemption from qualification of the offer and sale of the Shares from applicable Federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

      9. Survival; Indemnification. All of the covenants, representations and warranties contained herein shall survive the closing of the purchase and sale of the Shares hereunder. The Subscriber agrees to indemnify and hold harmless the Company and each director, officer, employee, agent or representative thereof from and against any and all loss, damage or liability and related costs and expenses (including but not limited to, reasonable attorneys' fees and costs of investigation) due to or arising out of a breach of any covenant, representation or warranty made by him in this Agreement.

      10. Agreement. The Subscriber agrees that by executing this subscription agreement an irrevocable agreement of purchase and sale of the Shares shall be created upon its acceptance by the Company. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

      11. Notices. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid to the Subscriber at the address set forth on the signature page hereof, and to the Company at the address set forth in the first paragraph hereof.

      12. Offering Restrictions. The Shares have not been registered under the Securities Act and the Subscriber agrees that during the restricted period (as such term is defined in Regulation S) it will not sell any of the Shares within the U.S. or to, or for the account or benefit of, U.S. Persons except pursuant to an effective registration statement registering the Shares under the Securities Act, in accordance with

Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act. Neither the Subscriber, its affiliates nor any persons acting on its behalf have engaged or will engage in any directed selling efforts (as such term is defined in Regulation S) with respect to the Shares and the Subscriber has complied with and will comply with the offering restrictions requirement of Regulation S for as long as such requirement is applicable. If any sales of the Shares are made by the Subscriber during the restricted period (as defined in Regulation S) pursuant to Regulation S then the Subscriber hereby agrees to make such sales in compliance with Regulation S.

      13. Governing Law. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be governed by, and constituted in accordance with, the laws of the State of Delaware without regard to the choice of law principles thereof.

      14. Validity. The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

      15. Time. Time shall be of the essence hereof.

      16. Inurement. This agreement shall inure to the benefit of and be binding upon the respective legal representatives and successors of the parties.

      17. Counterparts. This Subscription Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this subscription by signing any of such counterpart and delivering the same by telex, telecopy, telegraph, cable or otherwise in writing (each delivery by any of such means to be deemed to be "in writing" for purposes of this subscription agreement).

                                    Subscriber:

                                    Interfinance Inv. Co. Ltd.


                                    By: /s/ Ulrich Ernst
                                        ----------------------------------------
                                        Name:  Ulrich Ernst
                                        Title: President

                                    Subscriber's Address for Notices and
                                    Delivery of Securities:


                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

Subscription accepted as of February 28, 1997

COMTELCO INTERNATIONAL INC.


By: /s/ August Steiner
    -------------------------------
    Name: August Steiner

   Title: Chairman

                       Exhibit A to Subscription Agreement
                             INVESTOR QUESTIONNAIRE

ALL INVESTORS MUST INITIAL THE FOLLOWING:

___ The undersigned understands that the representations contained in this Investor Questionnaire qualifying or disqualifying it as an accredited investor as that term is defined in Rule 501 of Regulation D promulgated under the Act are made for the purpose of inducing a sale of securities to the undersigned. The undersigned understands and acknowledges that the Company will rely upon such representations. The undersigned hereby represents that the statement or statements initialed below are true and correct in all respects, and the undersigned will notify the Company immediately of any material change in any of the information contained in such statement or statements. The undersigned understands that any false representations may constitute a violation of law and that any company or person who suffers damages as a result of such false representations may have a claim against it for damages.

AN INVESTOR SHOULD INITIAL ANY OF THE FOLLOWING STATEMENTS THAT APPLY TO IT:

___ (a) The undersigned certifies that it is an accredited investor because it is either (i) a bank as defined in Section 3(a)(2) of the Act, or savings and loan association or other institution as defined in Section 3(a)(5)(a) of the Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, (iii) an insurance company as defined in Section 2(13) of the Act, (iv) an investment company registered under the Investment Company Act of 1940 or a business development company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such Act, (v) a small business investment company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (v) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,00,000, or (vii) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if investment decisions are made by a plan fiduciary, as defined in
      Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or an employee benefit plan that has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

___ (b) The undersigned certifies that it is an accredited investor because it is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

___ (c) The undersigned certifies that it is an accredited investor because it is an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, business trust, or partnership with total assets in excess of $5,000,000.

___ (d) The undersigned certifies that it is an accredited investor because it is a trust, with total asses in excess of $5,000,000, whose purchases of securities are directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Company.

___ (e) The undersigned certifies that it is an accredited investor because it is an entity in which all of the equity owners are accredited investors. Each such equity owner must also properly complete and submit a Investor Questionnaire as if such equity owner was a shareholder. If this section applies a questionnaire for individuals is available upon request from the Company.

                       Exhibit B to Subscription Agreement

                           Definition of "U.S. Person"

            Regulation S. Rule 902(o) provides:

      (1) "U.S. Person" means:

                  (i) Any natural person resident in the United States;

                  (ii) Any partnership or corporation organized or incorporated under the laws of the United States;

                  (iii) Any estate of which any executor or administrator is a
            U.S. person;

                  (iv) Any trust of which any trustee is a U.S. person;

                  (v) Any agency or branch of a foreign entity located in the
            United States;

                  (vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

                  (vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

                  (viii) Any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) who are not natural persons, estates or trusts.

      (2) Notwithstanding paragraph (o)(1), of this rule, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. person."

      (3) Notwithstanding paragraph (o)(1), any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

                  (i) An executor or administrator of the estate who is not a
            U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

                  (ii) The estate is governed by foreign law.

      (4) Notwithstanding paragraph (o)(1), any trust of which any professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

      (5) Notwithstanding paragraph (o)(1), an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

      (6) Notwithstanding paragraph (o)(1), any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:

                  (i) The agency or branch operates for valid business reasons;
            and

                  (ii) The agency or branch is engaged in the business of
            insurance or banking and is subject to substantive insurance or banking regulations, respectively, in jurisdictions where located.

      (7) The International Monetary Fund, the International Bank of Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons."

            For the purposes of the foregoing "United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.